Exhibit 99.1 FINANCIAL AND STATISTICAL INFORMATION FOR 38 MEMBERS OF OGLETHORPE POWER CORPORATION Our members operate their systems on a not-for-profit basis. Accumulated margins derived after payment of operating expenses and provision for depreciation constitute patronage capital of the consumers of our members. Refunds of accumulated patronage capital to the individual consumers may be made from time to time subject to limitations contained in mortgages between our members and the Rural Utilities Service or loan documents with other lenders. The Rural Utilities Service mortgage generally prohibits such distributions unless, after any such distribution, the member’s total equity will equal at least 30% of its total assets, except that distributions may be made of up to 25% of the margins and patronage capital received by the member in the preceding year provided that equity is at least 20%. We are a membership corporation, and our members are not our subsidiaries. Except with respect to the obligations of our members under each member’s wholesale power contract with us and our rights under such contracts to receive payment for power and energy supplied, we have no legal interest in, or obligations in respect of, any of the assets, liabilities, equity, revenues or margins of our members. The following selected information on the individual members is intended to show, in the aggregate, the assets, liabilities, equity, revenues and margins of our members. Member assets, liabilities, equity, revenues and margins should not, however, be attributed to us. In addition, the revenues of our members are not pledged to us, but such revenues are received by the respective members and are the source from which moneys are derived by our members to pay for power and energy received from us. Revenues of our members are, however, pledged under their respective Rural Utilities Service mortgages or loan documents with other lenders. The information contained in these tables was taken from Rural Utilities Service Financial and Statistical Reports (RUS Form 7) or similar reports prepared for other lenders or provided directly by a member. This information has not been independently verified by the Rural Utilities Service, any lender or us. The “Total” columns were not supplied or compiled by the Rural Utilities Service, any lender or our members. The “Total” column in each table is for informational purposes only, inasmuch as each member operates independently and is not responsible for the obligations of other members, except as provided in the wholesale power contracts (see “BUSINESS ― OGLETHORPE POWER CORPORATION ― Wholesale Power Contracts” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2022). In addition, the Times Interest Earned, Equity to Assets and Equity to Total Capitalization ratios were calculated by us from information obtained from each member’s RUS Form 7 or other financial information provided to us, but the calculations were not independently verified by our members. No adjustments were made by us in calculating these ratios for items such as debt refinancings that are not reflected separately on the financial information provided to us. For the calendar years 2020, 2021 and 2022, the information on the individual members is presented in the succeeding tables as follows: Table 1 - Selected Statistics, Table 2 - Average Number of Consumers Served, Table 3 - Annual Megawatt-hour Sales by Consumer Class, Table 4 - Annual Revenues by Consumer Class, Table 5 - Summary of Operating Results, and Table 6 - Condensed Balance Sheet Information.

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 1 SELECTED STATISTICS OF EACH MEMBER (as of December 31) Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2022 Avg. Monthly Residential Rev. ($) 149.75 145.85 145.48 152.65 152.18 175.67 135.38 154.74 151.37 205.92 Avg. Monthly Residential kWh 1,056 1,218 1,164 1,181 1,296 1,255 1,124 1,149 1,216 1,210 Avg. Residential Rev.(cents per kWh) 14.18 11.97 12.50 12.93 11.74 14.00 12.05 13.46 12.45 17.02 Times Interest Earned Ratio (1) 1.40 1.48 1.63 2.91 2.15 1.83 7.31 1.88 1.94 2.00 Equity / Assets (1) 48% 35% 42% 44% 26% 37% 57% 46% 44% 33% Equity / Total Capitalization (1) 55% 46% 52% 49% 35% 43% 64% 54% 51% 37% 2021 Avg. Monthly Residential Rev. ($) 146.47 136.42 140.02 140.96 134.59 168.29 128.58 128.62 137.13 180.61 Avg. Monthly Residential kWh 1,029 1,217 1,138 1,177 1,251 1,223 1,088 1,174 1,208 1,212 Avg. Residential Rev.(cents per kWh) 14.24 11.21 12.30 11.97 10.76 13.76 11.82 10.96 11.35 14.90 Times Interest Earned Ratio (1) 2.93 2.26 2.21 3.58 2.39 3.92 5.32 1.58 3.26 1.16 Equity / Assets (1) 55% 40% 46% 45% 31% 40% 51% 44% 45% 33% Equity / Total Capitalization (1) 61% 52% 56% 51% 39% 45% 60% 53% 58% 38% 2020 Avg. Monthly Residential Rev. ($) 142.11 133.05 142.92 138.15 132.92 171.42 128.96 124.22 134.02 175.42 Avg. Monthly Residential kWh 1,062 1,170 1,155 1,140 1,268 1,252 1,115 1,185 1,204 1,213 Avg. Residential Rev.(cents per kWh) 13.38 11.37 12.38 12.12 10.48 13.69 11.57 10.48 11.13 14.47 Times Interest Earned Ratio (1) 3.38 2.89 2.49 3.71 2.03 3.85 3.55 2.39 3.28 1.30 Equity / Assets (1) 54% 44% 47% 44% 32% 39% 41% 45% 46% 33% Equity / Total Capitalization (1) 60% 59% 59% 51% 38% 44% 52% 53% 56% 38% Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2022 Avg. Monthly Residential Rev. ($) 154.99 168.19 164.74 129.87 139.80 164.11 156.48 149.77 143.45 134.15 Avg. Monthly Residential kWh 1,204 1,268 1,088 1,189 1,078 1,170 1,026 1,232 1,137 949 Avg. Residential Rev.(cents per kWh) 12.87 13.27 15.15 10.92 12.97 14.02 15.25 12.16 12.62 14.14 Times Interest Earned Ratio (1) 3.01 2.30 5.98 2.61 0.69 8.68 0.09 3.38 1.53 2.01 Equity / Assets (1) 52% 35% 51% 47% 31% 53% 29% 45% 33% 40% Equity / Total Capitalization (1) 65% 43% 62% 55% 39% 66% 31% 53% 41% 48% 2021 Avg. Monthly Residential Rev. ($) 129.06 160.79 150.70 123.24 132.84 142.60 146.91 133.89 136.92 133.56 Avg. Monthly Residential kWh 1,194 1,235 1,092 1,186 1,032 1,133 1,037 1,182 1,099 955 Avg. Residential Rev.(cents per kWh) 10.81 13.02 13.80 10.39 12.87 12.59 14.17 11.33 12.46 13.99 Times Interest Earned Ratio (1) 2.74 2.74 3.44 3.88 2.78 6.44 2.15 3.10 2.03 2.16 Equity / Assets (1) 53% 38% 48% 49% 36% 50% 37% 46% 34% 41% Equity / Total Capitalization (1) 67% 46% 58% 55% 46% 65% 40% 53% 43% 47% 2020 Avg. Monthly Residential Rev. ($) 125.72 158.97 152.40 123.05 134.64 134.78 144.95 137.93 137.23 128.28 Avg. Monthly Residential kWh 1,220 1,265 1,097 1,176 1,041 1,107 1,045 1,206 1,117 962 Avg. Residential Rev.(cents per kWh) 10.31 12.56 13.89 10.46 12.94 12.17 13.86 11.44 12.29 13.34 Times Interest Earned Ratio (1) 2.77 2.32 4.72 2.62 2.36 5.07 1.91 3.14 1.97 2.03 Equity / Assets (1) 54% 39% 46% 47% 38% 47% 35% 46% 33% 40% Equity / Total Capitalization (1) 69% 47% 55% 53% 52% 61% 39% 54% 42% 48% Footnotes: (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

Table 1 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2022 Avg. Monthly Residential Rev. ($) 175.23 178.39 132.19 160.38 162.32 157.32 155.92 156.80 142.17 142.62 Avg. Monthly Residential kWh 1,162 1,136 941 1,136 1,196 1,165 1,109 1,165 1,180 1,062 Avg. Residential Rev.(cents per kWh) 15.09 15.70 14.05 14.12 13.57 13.50 14.06 13.46 12.05 13.43 Times Interest Earned Ratio (1) 1.64 2.48 -1.59 0.81 1.82 3.79 2.79 1.76 3.92 1.12 Equity / Assets (1) 31% 47% 66% 41% 35% 46% 41% 39% 33% 42% Equity / Total Capitalization (1) 40% 58% 76% 54% 40% 56% 46% 46% 46% 50% 2021 Avg. Monthly Residential Rev. ($) 163.64 169.26 124.08 155.63 145.84 157.36 140.49 140.92 138.97 140.20 Avg. Monthly Residential kWh 1,183 1,147 961 1,153 1,164 1,187 1,064 1,195 1,164 1,084 Avg. Residential Rev.(cents per kWh) 13.84 14.75 12.91 13.49 12.53 13.26 13.21 11.79 11.94 12.93 Times Interest Earned Ratio (1) 1.77 2.32 7.05 2.10 2.45 4.16 2.85 2.59 4.03 3.32 Equity / Assets (1) 42% 48% 72% 43% 37% 48% 41% 45% 33% 44% Equity / Total Capitalization (1) 47% 59% 83% 53% 42% 58% 46% 55% 47% 52% 2020 Avg. Monthly Residential Rev. ($) 149.94 165.99 124.51 151.18 149.97 158.18 139.38 132.91 133.50 137.55 Avg. Monthly Residential kWh 1,165 1,152 950 1,151 1,201 1,192 1,066 1,188 1,177 1,079 Avg. Residential Rev.(cents per kWh) 12.88 14.41 13.10 13.14 12.49 13.27 13.08 11.19 11.34 12.75 Times Interest Earned Ratio (1) 2.23 3.30 5.53 1.99 2.16 3.90 2.80 2.26 2.74 4.10 Equity / Assets (1) 43% 48% 68% 42% 37% 48% 39% 48% 32% 48% Equity / Total Capitalization (1) 48% 61% 81% 51% 43% 59% 45% 58% 46% 56% Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington WTD. AVG. 2022 Avg. Monthly Residential Rev. ($) 154.72 186.47 169.99 130.71 170.89 140.26 158.61 151.45 150.85 Avg. Monthly Residential kWh 1,299 1,262 1,268 878 1,176 1,075 1,266 1,042 1,190 Avg. Residential Rev.(cents per kWh) 11.91 14.8 13.40 14.9 14.54 13.04 12.52 14.54 12.67 Times Interest Earned Ratio (1) 1.96 1.61 2.70 3.08 1.54 1.50 2.48 1.61 3.04 Equity / Assets (1) 33% 33% 48% 49% 28% 66% 41% 40% 42% Equity / Total Capitalization (1) 51% 39% 56% 52% 32% 75% 61% 44% 51% 2021 Avg. Monthly Residential Rev. ($) 135.59 162.03 166.91 125.36 151.74 119.39 145.74 129.41 138.94 Avg. Monthly Residential kWh 1,289 1,216 1,281 891 1,142 1,078 1,219 1,016 1,169 Avg. Residential Rev.(cents per kWh) 10.52 13.3 13.03 14.1 13.28 11.08 11.96 12.74 11.88 Times Interest Earned Ratio (1) 2.19 1.88 2.47 1.74 2.49 6.27 2.83 1.79 3.22 Equity / Assets (1) 33% 36% 48% 50% 33% 68% 42% 49% 43% Equity / Total Capitalization (1) 51% 42% 54% 54% 37% 75% 63% 53% 53% 2020 Avg. Monthly Residential Rev. ($) 125.83 158.42 165.90 123.47 149.50 120.98 144.01 125.29 137.13 Avg. Monthly Residential kWh 1,261 1,231 1,265 890 1,166 1,076 1,234 1,027 1,177 Avg. Residential Rev.(cents per kWh) 9.97 12.87 13.12 13.87 12.83 11.24 11.67 12.20 11.65 Times Interest Earned Ratio (1) 2.09 3.64 2.51 4.15 3.41 5.26 4.48 2.35 2.95 Equity / Assets (1) 33% 42% 48% 49% 36% 68% 36% 52% 42% Equity / Total Capitalization (1) 53% 49% 54% 52% 39% 75% 59% 56% 52% Footnotes: (1) Times Interest Earned and Equity ratios were calculated from information contained on each Member's RUS Form 7, or similar form provided to another lender, and were not independently verified by each respective Member.

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 2 AVERAGE NUMBER OF CONSUMERS SERVED BY EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2022 Residential Service 19,261 47,831 22,664 51,513 57,588 19,144 195,037 64,161 80,242 31,305 Commercial & Industrial 1,906 5,821 398 2,642 5,642 2,921 17,625 3,781 6,551 4,330 Other 272 5 827 392 398 135 5,449 3,273 987 1,054 Total Consumers Served 21,439 53,657 23,889 54,547 63,628 22,200 218,111 71,215 87,780 36,689 2021 Residential Service 19,096 46,675 21,956 50,451 55,732 18,634 192,756 63,154 78,622 30,743 Commercial & Industrial 1,897 5,459 390 2,603 5,579 2,826 17,388 3,714 6,452 4,305 Other 262 5 808 385 383 136 5,430 3,237 951 1,032 Total Consumers Served 21,255 52,139 23,154 53,439 61,694 21,596 215,574 70,105 86,025 36,080 2020 Residential Service 18,827 45,653 21,412 49,511 53,933 17,950 190,114 61,923 76,940 30,348 Commercial & Industrial 1,877 5,171 391 2,566 5,318 2,815 17,152 3,650 6,382 4,258 Other 260 5 783 383 363 139 5,420 3,220 892 1,024 Total Consumers Served 20,964 50,829 22,586 52,460 59,614 20,904 212,686 68,793 84,214 35,630 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2022 Residential Service 22,630 79,919 19,032 131,489 33,899 29,200 10,863 225,116 33,694 11,202 Commercial & Industrial 1,524 11,369 497 10,742 2,566 8,965 242 19,030 1,889 157 Other 473 1,194 717 1,965 9 20 1,660 5,360 448 461 Total Consumers Served 24,627 92,482 20,246 144,196 36,474 38,185 12,765 249,506 36,031 11,820 2021 Residential Service 22,172 78,564 18,899 128,478 33,222 28,879 10,789 219,455 33,101 11,095 Commercial & Industrial 1,488 11,154 491 10,699 2,552 8,821 238 18,591 1,860 152 Other 460 1,185 704 1,969 8 11 1,652 5,212 446 461 Total Consumers Served 24,120 90,903 20,094 141,146 35,782 37,711 12,679 243,258 35,407 11,708 2020 Residential Service 21,799 77,451 18,708 125,898 32,749 28,513 10,669 214,537 32,661 10,930 Commercial & Industrial 1,471 10,883 489 10,394 2,530 8,477 233 18,177 1,826 149 Other 441 1,175 701 1,908 8 11 1,630 5,103 439 450 Total Consumers Served 23,711 89,509 19,898 138,200 35,287 37,001 12,532 237,817 34,926 11,529

Table 2 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2022 Residential Service 5,281 21,209 11,368 10,575 37,023 16,151 16,118 52,861 174,430 8,557 Commercial & Industrial 1,826 1,209 710 2,329 2,306 705 3,248 2,890 17,754 618 Other 1,282 3,098 720 196 455 1,036 - 2,567 2,041 243 Total Consumers Served 8,389 25,516 12,798 13,100 39,784 17,892 19,366 58,318 194,225 9,418 2021 Residential Service 5,186 21,157 11,212 10,544 36,122 16,008 15,949 52,301 171,185 8,420 Commercial & Industrial 1,805 1,195 710 2,246 2,307 697 3,134 2,833 17,512 616 Other 1,252 3,055 709 195 439 1,020 - 2,546 2,040 226 Total Consumers Served 8,243 25,407 12,631 12,985 38,868 17,725 19,083 57,680 190,737 9,262 2020 Residential Service 5,172 20,953 11,035 10,475 35,348 15,733 15,755 51,565 167,510 8,290 Commercial & Industrial 1,776 1,169 691 2,161 2,367 662 3,007 2,759 17,259 615 Other 1,231 3,017 648 193 434 1,010 - 2,498 2,037 220 Total Consumers Served 8,179 25,139 12,374 12,829 38,149 17,405 18,762 56,822 186,806 9,125 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2022 Residential Service 99,814 19,691 14,921 13,881 20,547 8,790 127,193 14,981 1,859,181 Commercial & Industrial 4,358 1,145 5,234 489 2,171 544 8,674 946 165,754 Other 1,778 21 891 1,048 - 143 1,485 162 42,265 Total Consumers Served 105,950 20,857 21,046 15,418 22,718 9,477 137,352 16,089 2,067,200 2021 Residential Service 98,760 19,274 14,838 13,607 20,208 8,666 124,848 15,118 1,825,876 Commercial & Industrial 4,279 1,102 5,161 482 2,149 552 8,524 678 162,641 Other 1,379 21 860 1,027 - 137 1,482 143 41,268 Total Consumers Served 104,418 20,397 20,859 15,116 22,357 9,355 134,854 15,939 2,029,785 2020 Residential Service 96,969 18,855 14,777 13,504 19,855 8,525 122,399 14,991 1,792,237 Commercial & Industrial 4,199 1,081 5,093 477 2,122 545 8,268 621 159,081 Other 1,350 21 837 1,012 - 140 1,674 132 40,809 Total Consumers Served 102,518 19,957 20,707 14,993 21,977 9,210 132,341 15,744 1,992,127

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 3 ANNUAL MWh SALES BY CONSUMER CLASS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2022 Residential Service 244,092 699,329 316,540 729,990 895,626 288,254 2,630,027 884,946 1,170,511 454,391 Commercial & Industrial 274,337 122,842 141,079 403,565 495,162 264,429 1,151,120 299,281 471,846 224,913 Other 10,396 86 17,517 6,175 3,736 2,369 239,232 95,730 6,432 45,353 Total MWh Sales 528,825 822,257 475,135 1,139,730 1,394,525 555,051 4,020,380 1,279,957 1,648,789 724,656 2021 Residential Service 235,684 681,433 299,920 712,650 836,527 273,499 2,516,660 889,519 1,139,558 447,099 Commercial & Industrial 176,729 117,260 134,211 412,211 458,238 247,070 1,131,685 286,853 462,301 206,192 Other 7,264 92 15,276 5,777 3,622 2,066 230,838 74,793 6,721 36,030 Total MWh Sales 419,677 798,784 449,408 1,130,638 1,298,387 522,636 3,879,183 1,251,165 1,608,580 689,321 2020 Residential Service 239,873 641,083 296,717 677,457 820,697 269,638 2,543,578 880,402 1,111,393 441,588 Commercial & Industrial 172,340 109,568 131,095 372,821 434,170 235,347 1,116,709 284,411 436,835 201,968 Other 9,625 95 14,744 5,216 3,524 2,107 220,365 86,445 6,956 39,248 Total MWh Sales 421,837 750,747 442,556 1,055,494 1,258,391 507,092 3,880,653 1,251,259 1,555,184 682,804 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2022 Residential Service 327,084 1,215,797 248,393 1,876,572 438,519 410,046 133,760 3,327,794 459,678 127,566 Commercial & Industrial 73,097 639,544 40,630 1,063,758 104,136 217,001 31,948 2,066,222 160,625 52,906 Other 5,517 47,178 17,834 10,704 123 979 30,170 314,111 21,150 6,709 Total MWh Sales 405,698 1,902,519 306,856 2,951,033 542,778 628,027 195,878 5,708,128 641,452 187,181 2021 Residential Service 317,664 1,164,173 247,692 1,829,269 411,491 392,546 134,254 3,113,308 436,444 127,152 Commercial & Industrial 69,517 612,517 41,145 1,042,924 99,702 205,795 30,989 2,013,130 138,498 48,226 Other 4,191 38,189 14,748 11,226 47 643 16,645 304,339 18,232 4,137 Total MWh Sales 391,372 1,814,879 303,585 2,883,418 511,239 598,984 181,888 5,430,778 593,174 179,515 2020 Residential Service 319,106 1,176,028 246,250 1,776,843 408,915 378,774 133,847 3,105,148 437,678 126,159 Commercial & Industrial 66,862 589,703 39,039 988,478 90,821 199,726 30,832 1,952,614 120,962 49,393 Other 6,695 42,763 17,776 12,969 6,717 621 32,714 281,927 20,704 6,750 Total MWh Sales 392,663 1,808,495 303,065 2,778,290 506,453 579,120 197,394 5,339,689 579,344 182,302

Table 3 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2022 Residential Service 73,611 289,178 128,314 144,165 531,475 225,872 214,462 739,024 2,469,224 109,029 Commercial & Industrial 46,902 77,104 44,571 99,634 85,609 34,800 72,737 329,376 1,018,679 71,496 Other 29,814 74,645 11,543 6,530 17,088 26,526 - 44,921 185,155 5,126 Total MWh Sales 150,327 440,927 184,428 250,328 634,171 287,198 287,199 1,113,321 3,673,058 185,651 2021 Residential Service 73,594 291,274 129,348 145,920 504,382 227,976 203,603 750,190 2,390,472 109,569 Commercial & Industrial 42,771 75,326 46,076 105,309 80,072 34,091 67,885 325,764 1,009,171 72,678 Other 14,370 50,154 6,789 4,292 16,060 20,083 - 34,216 182,526 3,932 Total MWh Sales 130,736 416,754 182,214 255,521 600,514 282,150 271,487 1,110,170 3,582,168 186,179 2020 Residential Service 72,274 289,601 125,815 144,650 509,397 225,017 201,446 735,093 2,365,426 107,312 Commercial & Industrial 42,768 76,984 47,355 106,722 81,739 32,328 67,764 318,372 972,180 73,535 Other 24,957 69,919 10,273 6,007 15,983 26,487 - 42,805 166,606 4,345 Total MWh Sales 139,998 436,503 183,443 257,378 607,119 283,832 269,211 1,096,270 3,504,212 185,193 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2022 Residential Service 1,556,491 298,307 227,101 146,333 289,840 113,432 1,932,954 187,259 26,554,983 Commercial & Industrial 476,707 58,221 90,670 29,518 106,364 16,569 1,382,244 168,867 12,508,511 Other 17,779 4,627 44,380 47,562 - 3,051 58,182 7,422 1,465,849 Total MWh Sales 2,050,978 361,155 362,151 223,413 396,204 133,052 3,373,380 363,548 40,529,342 2021 Residential Service 1,527,814 281,221 228,111 145,484 277,007 112,083 1,826,312 184,299 25,615,201 Commercial & Industrial 461,786 55,928 87,885 28,703 102,432 16,831 938,130 163,586 11,649,614 Other 18,286 4,501 29,817 34,381 - 2,572 55,660 5,311 1,277,828 Total MWh Sales 2,007,886 341,650 345,813 208,568 379,438 131,486 2,820,102 353,196 38,542,643 2020 Residential Service 1,467,869 278,542 224,260 144,233 277,714 110,101 1,812,514 184,787 25,307,226 Commercial & Industrial 434,257 53,055 87,258 28,147 101,207 14,944 692,403 151,802 11,006,513 Other 18,245 4,381 37,320 47,798 - 2,483 67,425 6,609 1,369,607 Total MWh Sales 1,920,371 335,978 348,838 220,178 378,921 127,528 2,572,342 343,198 37,683,346

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 4 ANNUAL REVENUES BY CONSUMER CLASS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2022 Residential Service $34,611,328 $83,713,185 $39,565,688 $94,360,649 $105,164,396 $40,356,183 $316,853,414 $119,140,699 $145,755,946 $77,356,082 Commercial & Industrial 23,073,256 16,467,533 11,910,805 34,092,521 42,300,137 25,410,283 115,030,381 32,065,097 50,336,931 24,590,702 Other 1,311,581 27,415 2,342,584 1,053,490 958,715 459,692 23,678,374 12,610,926 2,119,531 7,520,986 Total Electric Sales $58,996,165 $100,208,133 $53,819,077 $129,506,660 $148,423,248 $66,226,158 $455,562,169 $163,816,722 $198,212,408 $109,467,770 Other Operating Revenue 2,041,601 9,174,772 14,004,902 8,831,980 14,287,025 834,566 10,211,711 4,051,932 10,014,298 1,949,985 Total Operating Revenue $61,037,766 $109,382,905 $67,823,979 $138,338,640 $162,710,273 $67,060,724 $465,773,880 $167,868,654 $208,226,706 $111,417,755 2021 Residential Service $33,564,038 $76,406,079 $36,890,611 $85,335,988 $90,010,762 $37,630,443 $297,411,036 $97,471,103 $129,375,339 $66,630,291 Commercial & Industrial 17,186,413 14,790,193 11,033,271 31,220,869 35,447,473 23,474,737 110,121,821 26,782,676 45,210,012 21,300,819 Other 913,432 27,940 2,019,448 948,985 903,728 397,225 22,320,434 8,379,370 2,041,411 4,806,178 Total Electric Sales $51,663,883 $91,224,212 $49,943,330 $117,505,842 $126,361,963 $61,502,405 $429,853,291 $132,633,149 $176,626,762 $92,737,288 Other Operating Revenue 806,594 (46,600) 10,542,687 6,065,971 7,203,320 866,251 9,226,399 3,442,407 3,246,149 2,973,705 Total Operating Revenue $52,470,477 $91,177,612 $60,486,017 $123,571,813 $133,565,283 $62,368,656 $439,079,690 $136,075,556 $179,872,911 $95,710,993 2020 Residential Service $32,105,318 $72,888,512 $36,723,596 $82,079,923 $86,027,796 $36,923,668 $294,194,966 $92,307,200 $123,733,422 $63,885,361 Commercial & Industrial 16,892,426 13,872,280 10,643,640 29,835,106 32,933,177 22,534,941 107,503,767 25,066,207 41,970,853 20,396,185 Other 1,159,794 27,980 2,161,442 877,493 818,416 395,366 21,120,519 9,068,749 1,962,648 5,134,294 Total Electric Sales $50,157,538 $86,788,772 $49,528,678 $112,792,522 $119,779,389 $59,853,975 $422,819,252 $126,442,156 $167,666,923 $89,415,840 Other Operating Revenue 295,933 3,218,356 10,136,532 5,604,455 (1,357,085) 656,034 7,911,894 2,717,768 5,182,920 7,122,381 Total Operating Revenue $50,453,471 $90,007,128 $59,665,210 $118,396,977 $118,422,304 $60,510,009 $430,731,146 $129,159,924 $172,849,843 $96,538,221 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2022 Residential Service $42,090,017 $161,300,664 $37,624,910 $204,914,449 $56,868,706 $57,503,106 $20,397,592 $404,591,448 $57,999,341 $18,032,789 Commercial & Industrial 9,518,833 69,360,175 4,854,173 100,296,904 12,188,976 28,967,356 4,043,564 207,540,163 14,543,778 5,043,049 Other 1,170,485 6,853,394 2,960,373 3,239,532 29,316 109,410 4,918,654 40,013,617 3,151,557 1,016,363 Total Electric Sales $52,779,335 $237,514,233 $45,439,456 $308,450,885 $69,086,998 $86,579,872 $29,359,810 $652,145,228 $75,694,676 $24,092,201 Other Operating Revenue 4,726,028 14,170,904 2,079,685 22,487,564 6,413,431 2,747,570 59,733 9,912,071 2,456,524 1,006,852 Total Operating Revenue $57,505,363 $251,685,137 $47,519,141 $330,938,449 $75,500,429 $89,327,442 $29,419,543 $662,057,299 $78,151,200 $25,099,053 2021 Residential Service $34,338,592 $151,587,175 $34,177,652 $189,997,776 $52,957,313 $49,418,392 $19,019,786 $352,599,873 $54,384,738 $17,782,609 Commercial & Industrial 7,697,465 63,358,835 4,310,320 96,332,535 11,482,430 24,691,411 3,619,982 191,353,853 13,194,552 4,754,418 Other 773,208 5,557,184 2,368,854 3,157,114 12,836 69,919 3,022,144 35,916,869 2,817,874 720,184 Total Electric Sales $42,809,265 $220,503,194 $40,856,826 $289,487,425 $64,452,579 $74,179,722 $25,661,912 $579,870,595 $70,397,164 $23,257,211 Other Operating Revenue 293,183 7,963,214 924,099 17,549,540 4,099,002 2,821,911 2,874,120 3,995,007 2,789,387 39,693 Total Operating Revenue $43,102,448 $228,466,408 $41,780,925 $307,036,965 $68,551,581 $77,001,633 $28,536,032 $583,865,602 $73,186,551 $23,296,904 2020 Residential Service $32,887,036 $147,752,394 $34,214,217 $185,908,336 $52,910,424 $46,115,527 $18,557,194 $355,099,317 $53,786,609 $16,825,846 Commercial & Industrial 7,106,560 58,743,762 4,157,541 92,644,991 10,872,879 22,971,749 3,473,997 188,217,738 12,085,451 4,804,263 Other 1,009,893 5,797,905 2,662,554 2,832,696 984,574 64,755 4,838,314 34,943,277 3,048,652 1,008,946 Total Electric Sales $41,003,489 $212,294,061 $41,034,312 $281,386,023 $64,767,877 $69,152,031 $26,869,505 $578,260,332 $68,920,712 $22,639,055 Other Operating Revenue (2,283,074) 5,657,457 1,380,823 5,717,967 2,360,186 2,580,999 438,985 17,549,022 2,487,567 329,921 Total Operating Revenue $38,720,415 $217,951,518 $42,415,135 $287,103,990 $67,128,063 $71,733,030 $27,308,490 $595,809,354 $71,408,279 $22,968,976

Table 4 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2022 Residential Service $11,104,763 $45,401,693 $18,032,704 $20,352,223 $72,116,307 $30,491,126 $30,157,737 $99,461,450 $297,588,972 $14,644,320 Commercial & Industrial 6,840,960 10,084,219 5,548,168 9,838,058 9,904,549 3,733,348 9,823,738 26,411,702 104,525,418 7,426,830 Other 5,041,661 11,083,290 2,012,549 814,343 2,201,449 3,932,479 - 7,242,820 19,405,620 736,293 Total Electric Sales $22,987,384 $66,569,202 $25,593,421 $31,004,624 $84,222,305 $38,156,953 $39,981,475 $133,115,972 $421,520,010 $22,807,443 Other Operating Revenue 936,013 3,123,560 680,967 2,280,664 1,380,719 2,109,933 1,293,060 4,596,975 30,823,506 816,990 Total Operating Revenue $23,923,397 $69,692,762 $26,274,388 $33,285,288 $85,603,024 $40,266,886 $41,274,535 $137,712,947 $452,343,516 $23,624,433 2021 Residential Service $10,183,787 $42,971,237 $16,694,199 $19,691,458 $63,214,287 $30,227,476 $26,888,343 $88,440,099 $285,469,555 $14,165,755 Commercial & Industrial 5,823,549 9,285,528 4,871,181 9,886,366 8,221,611 3,573,505 8,565,018 23,248,861 102,551,294 7,189,949 Other 2,596,794 7,439,203 1,128,389 565,585 1,894,492 3,114,719 - 5,121,754 18,485,060 577,905 Total Electric Sales $18,604,130 $59,695,968 $22,693,769 $30,143,409 $73,330,390 $36,915,700 $35,453,361 $116,810,714 $406,505,909 $21,933,609 Other Operating Revenue 1,174,087 1,351,327 735,654 (311,332) 2,252,283 (1,858,873) 335,510 3,466,205 (6,916,291) 130,123 Total Operating Revenue $19,778,217 $61,047,295 $23,429,423 $29,832,077 $75,582,673 $35,056,827 $35,788,871 $120,276,919 $399,589,618 $22,063,732 2020 Residential Service $9,305,779 $41,737,073 $16,487,631 $19,003,717 $63,613,395 $29,864,226 $26,351,947 $82,243,351 $268,347,683 $13,683,306 Commercial & Industrial 5,370,804 9,356,554 4,764,109 9,764,392 8,131,784 3,419,230 8,428,571 21,731,177 96,208,244 7,323,180 Other 3,906,149 9,794,705 1,610,536 700,107 1,854,977 3,845,967 - 5,284,985 18,156,173 584,454 Total Electric Sales $18,582,732 $60,888,332 $22,862,276 $29,468,216 $73,600,156 $37,129,423 $34,780,518 $109,259,513 $382,712,100 $21,590,940 Other Operating Revenue 532,323 2,337,166 640,556 (1,248,202) 615,441 (1,107,333) 965,402 3,295,836 (7,632,635) 581,548 Total Operating Revenue $19,115,055 $63,225,498 $23,502,832 $28,220,014 $74,215,597 $36,022,090 $35,745,920 $112,555,349 $375,079,465 $22,172,488 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2022 Residential Service $185,317,977 $44,062,102 $30,436,922 $21,772,179 $42,135,551 $14,794,261 $242,083,316 $27,226,024 $3,365,380,219 Commercial & Industrial 43,866,960 7,455,565 13,036,283 4,491,619 12,559,026 2,078,749 102,853,775 17,431,178 1,229,544,762 Other 3,442,986 551,577 6,418,361 8,748,557 - 433,667 8,626,990 1,060,224 197,298,861 Total Electric Sales $232,627,923 $52,069,244 $49,891,566 $35,012,355 $54,694,577 $17,306,677 $353,564,081 $45,717,426 $4,792,223,842 Other Operating Revenue 28,871,248 1,679,249 3,125,268 693,050 1,572,169 657,079 23,213,987 1,302,429 250,620,000 Total Operating Revenue $261,499,171 $53,748,493 $53,016,834 $35,705,405 $56,266,746 $17,963,756 $376,778,068 $47,019,855 $5,042,843,842 2021 Residential Service $160,688,027 $37,475,681 $29,719,439 $20,469,574 $36,797,298 $12,415,924 $218,337,156 $23,476,636 $3,044,315,527 Commercial & Industrial 38,738,312 6,210,131 12,429,415 4,189,777 10,298,146 1,896,719 81,564,442 14,229,106 1,110,136,995 Other 3,398,833 442,143 4,673,254 6,820,441 - 325,447 8,052,283 727,268 162,537,907 Total Electric Sales $202,825,172 $44,127,955 $46,822,108 $31,479,792 $47,095,444 $14,638,090 $307,953,881 $38,433,010 $4,316,990,429 Other Operating Revenue 7,312,526 1,071,173 999,552 486,018 1,316,143 435,564 29,595,170 908,132 130,159,010 Total Operating Revenue $210,137,698 $45,199,128 $47,821,660 $31,965,810 $48,411,587 $15,073,654 $337,549,051 $39,341,142 $4,447,149,439 2020 Residential Service $146,415,651 $35,844,380 $29,418,721 $20,008,108 $35,620,043 $12,376,327 $211,515,231 $22,538,567 $2,949,301,798 Commercial & Industrial 35,417,245 5,650,288 12,299,707 4,251,948 9,535,209 1,757,642 67,420,519 12,326,140 1,049,884,256 Other 3,355,681 482,655 5,532,796 8,535,010 - 304,810 9,607,775 783,312 174,258,359 Total Electric Sales $185,188,577 $41,977,323 $47,251,224 $32,795,066 $45,155,252 $14,438,779 $288,543,525 $35,648,019 $4,173,444,413 Other Operating Revenue 4,024,433 943,569 144,055 326,453 1,287,009 648,961 26,809,219 865,747 111,738,589 Total Operating Revenue $189,213,010 $42,920,892 $47,395,279 $33,121,519 $46,442,261 $15,087,740 $315,352,744 $36,513,766 $4,285,183,002

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 5 SUMMARY OF OPERATING RESULTS OF EACH MEMBER Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2022 Operating Revenue & Patronage Capital $61,037,766 $109,382,905 $67,823,979 $138,338,640 $162,710,273 $67,060,725 $465,773,880 $167,868,654 $208,226,706 $111,417,755 Depreciation and Amortization 4,490,139 7,738,396 6,591,212 10,433,307 8,824,503 4,666,217 33,294,569 11,541,110 12,632,273 9,815,658 Other Operating Expenses 54,254,694 98,391,170 59,145,035 116,288,238 145,432,838 59,096,564 408,423,697 149,538,320 186,478,716 186,478,716 Electric Operating Margin $2,292,933 $3,253,339 $2,087,732 $11,617,095 $8,452,932 $3,297,944 $24,055,614 $6,789,224 $9,115,717 $9,115,717 Other Income 541,960 1,623,473 1,373,440 714,489 4,187,305 1,354,906 101,704,719 2,327,475 2,077,264 2,077,264 Gross Operating Margin $2,834,893 $4,876,812 $3,461,172 $12,331,584 $12,640,237 $4,652,850 $125,760,333 $9,116,699 $11,192,981 $11,192,981 Interest on Long-term Debt 1,913,496 3,192,160 2,118,093 4,229,043 5,208,630 2,538,089 17,074,533 4,854,707 5,502,620 5,502,620 Other Deductions 164,422 140,619 10,955 40,517 1,451,491 12.537 998,921 - 540,910 540,910 Net Margins $756,975 $1,544,033 $1,332,124 $8,062,024 $5,980,116 $2,102,224 $107,686,879 $4,261,992 $5,149,451 $5,149,451 2021 Operating Revenue & Patronage Capital $52,470,476 $91,177,614 $60,486,017 $123,571,813 $133,565,283 $62,368,655 $439,079,690 $136,075,556 $179,872,911 $95,710,993 Depreciation and Amortization 4,357,572 7,267,588 6,025,422 9,984,048 8,364,722 4,393,308 32,333,041 10,890,404 11,929,991 9,843,373 Other Operating Expenses 44,159,823 83,054,400 50,956,279 100,092,448 116,046,167 49,419,240 373,298,742 119,968,126 158,706,395 81,093,870 Electric Operating Margin $3,953,081 $855,626 $3,504,316 $13,495,317 $9,154,394 $8,556,107 $33,447,907 $5,217,026 $9,236,525 $4,773,750 Other Income 1,112,678 5,622,541 1,152,763 987,606 2,876,507 1,083,982 69,247,915 2,040,411 6,560,069 1,698,945 Gross Operating Margin $5,065,759 $6,478,167 $4,657,079 $14,482,923 $12,030,901 $9,640,089 $102,695,822 $7,257,437 $15,796,594 $6,472,695 Interest on Long-term Debt 1,715,240 2,852,304 2,102,589 4,042,744 4,916,054 2,455,293 19,164,118 4,583,870 4,641,091 5,577,757 Other Deductions 43,311 26,853 10,123 5,085 263,377 7,437 687,053 - 670,272 26,809 Net Margins $3,307,208 $3,599,010 $2,544,367 $10,435,094 $6,851,470 $7,177,359 $82,844,651 $2,673,567 $10,485,231 $868,129 2020 Operating Revenue & Patronage Capital $50,453,474 $90,007,128 $59,665,210 $118,396,975 $118,422,304 $60,510,009 $430,731,145 $129,159,924 $172,849,844 $96,538,221 Depreciation and Amortization 4,167,374 6,912,180 5,868,562 9,585,535 7,928,944 4,132,942 32,436,976 10,401,376 11,581,685 10,421,272 Other Operating Expenses 42,131,986 79,319,293 49,250,931 95,171,701 102,918,321 48,065,693 368,410,352 109,949,058 151,023,398 80,165,101 Electric Operating Margin $4,154,114 $3,775,655 $4,545,717 $13,639,739 $7,575,039 $8,311,374 $29,883,817 $8,809,490 $10,244,761 $5,951,848 Other Income 1,688,397 3,360,899 1,199,602 1,671,223 3,552,898 1,136,446 39,122,045 2,150,674 10,045,610 1,263,941 Gross Operating Margin $5,842,511 $7,136,554 $5,745,319 $15,310,962 $11,127,937 $9,447,820 $69,005,862 $10,960,164 $20,290,371 $7,215,789 Interest on Long-term Debt 1,723,771 2,447,584 2,306,658 4,121,289 5,421,390 2,418,250 19,364,278 4,593,728 6,109,128 5,522,036 Other Deductions 12,485 67,776 4,944 15,219 141,126 132,606 234,717 - 257,210 28,648 Net Margins $4,106,255 $4,621,194 $3,433,717 $11,174,454 $5,565,421 $6,896,964 $49,406,867 $6,366,436 $13,924,033 $1,665,105 Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2022 Operating Revenue & Patronage Capital $57,505,363 $251,685,137 $47,519,141 $330,938,449 $75,500,429 $89,327,442 $29,419,544 $662,057,299 $78,151,200 $25,099,053 Depreciation and Amortization 3,270,383 16,241,278 3,670,698 21,559,980 7,466,653 5,976,089 3,486,809 40,768,375 6,129,635 2,494,794 Other Operating Expenses 52,801,777 222,177,485 38,185,470 293,437,428 68,759,893 70,389,573 26,362,733 588,992,605 69,005,654 21,352,580 Electric Operating Margin $1,433,203 $13,266,374 $5,662,973 $15,941,041 ($726,117) $12,961,780 ($429,998) $32,296,319 $3,015,911 $1,251,679 Other Income 1,725,077 1,119,666 4,509,641 9,771,437 3,186,452 3,374,069 703,980 22,372,846 1,022,350 150,636 Gross Operating Margin $3,158,280 $14,386,040 $10,172,614 $25,712,478 $2,460,335 $16,335,849 $273,982 $54,669,165 $4,038,261 $1,402,315 Interest on Long-term Debt 1,048,979 6,024,325 1,661,961 9,669,569 3,072,624 1,882,325 2,144,675 16,160,016 2,536,713 699,000 Other Deductions - 511,394 228,306 440,510 345,797 2,583 87,851 - 150,940 - Net Margins $2,109,301 $7,850,321 $8,282,347 $15,602,399 ($958,086) $14,450,941 ($1,958,544) $38,488,471 $1,350,608 $703,315 2021 Operating Revenue & Patronage Capital $43,102,448 $228,466,408 $41,780,925 $307,036,964 $68,551,581 $77,001,634 $28,536,032 $583,865,602 $73,185,551 $23,296,905 Depreciation and Amortization 3,097,051 15,759,780 3,585,669 19,075,276 6,727,175 5,707,348 3,374,195 38,596,482 6,002,989 2,209,116 Other Operating Expenses 38,828,109 200,322,301 33,608,001 269,650,406 57,488,913 62,900,405 21,698,943 516,642,333 61,426,705 19,580,951 Electric Operating Margin $1,177,288 $12,384,327 $4,587,255 $18,311,282 $4,335,493 $8,393,881 $3,462,894 $28,626,787 $5,755,857 $1,506,838 Other Income 1,565,650 1,637,405 801,223 19,912,039 2,477,289 4,069,883 538,075 17,854,839 (1,181,369) 657,113 Gross Operating Margin $2,742,938 $14,021,732 $5,388,478 $38,223,321 $6,812,782 $12,463,764 $4,000,969 $46,481,626 $4,574,488 $2,163,951 Interest on Long-term Debt 1,000,159 4,958,399 1,521,747 9,832,261 2,354,627 1,935,557 1,835,611 14,992,742 2,218,962 1,000,000 Other Deductions - 431,511 156,321 115,002 274,874 2,859 62,304 - 59,086 - Net Margins $1,742,779 $8,631,822 $3,710,410 $28,276,058 $4,183,281 $10,525,348 $2,103,054 $31,488,884 $2,296,440 $1,163,951 2020 Operating Revenue & Patronage Capital $38,720,416 $217,951,518 $42,415,133 $287,103,981 $67,128,063 $71,733,031 $27,308,490 $595,809,354 $71,408,278 $22,968,977 Depreciation and Amortization 2,991,389 15,250,294 3,516,670 17,298,454 6,397,382 5,504,610 3,253,905 37,589,426 5,808,451 1,898,501 Other Operating Expenses 34,249,232 189,649,248 33,575,781 247,918,425 56,109,944 58,790,434 21,086,743 524,379,528 61,117,716 18,899,345 Electric Operating Margin $1,479,795 $13,051,976 $5,322,682 $21,887,102 $4,620,737 $7,437,987 $2,967,842 $33,840,400 $4,482,111 $2,171,131 Other Income 1,415,324 1,944,945 2,682,171 4,496,708 2,422,410 4,367,787 634,439 18,997,728 261,894 269,589 Gross Operating Margin $2,895,119 $14,996,921 $8,004,853 $26,383,810 $7,043,147 $11,805,774 $3,602,281 $52,838,128 $4,744,005 $2,440,720 Interest on Long-term Debt 1,043,309 6,244,800 1,668,125 10,035,502 2,904,396 2,327,222 1,871,066 16,835,438 2,356,844 1,200,000 Other Deductions - 490,650 136,144 46,535 185,146 800 34,844 3,884 104,877 - Net Margins $1,851,810 $8,261,471 $6,200,584 $16,301,773 $3,953,605 $9,477,752 $1,696,371 $35,998,806 $2,282,284 $1,240,720

Table 5 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2022 Operating Revenue & Patronage Capital $23,923,397 $69,692,762 $26,274,388 $33,285,288 $85,603,024 $40,266,887 $41,274,535 $137,712,945 $452,343,517 $23,624,433 Depreciation and Amortization 2,020,033 5,001,400 1,651,204 2,463,029 6,242,402 2,804,453 3,080,493 8,373,385 23,317,019 1,300,451 Other Operating Expenses 20,433,253 59,252,431 25,318,028 30,459,546 74,076,344 34,836,609 34,818,923 123,067,403 396,832,069 20,944,391 Electric Operating Margin $1,470,111 $5,438,931 ($694,844) $362,713 $5,284,278 $2,625,825 $3,375,119 $6,272,157 $32,194,429 $1,379,591 Other Income 729,823 1,668,838 309,395 868,223 1,958,518 1,570,766 1,103,661 3,256,161 8,351,313 355,439 Gross Operating Margin $2,199,934 $7,107,769 ($385,449) $1,230,936 $7,242,796 $4,196,591 $4,478,780 $9,528,318 $40,545,742 $1,735,030 Interest on Long-term Debt 1,217,653 2,827,102 253,078 1,347,642 3,951,256 1,106,754 1,601,131 5,241,838 10,349,046 867,422 Other Deductions 199,101 109,255 17,781 139,071 52,763 1,275 12,237 313,716 3,488 766,467 Net Margins $783,180 $4,171,412 ($656,308) ($255,777) $3,238,777 $3,088,562 $2,865,412 $3,972,764 $30,193,208 $101,141 2021 Operating Revenue & Patronage Capital $19,778,218 $61,047,295 $23,432,378 $29,832,077 $73,582,674 $36,854,842 $35,788,871 $120,276,917 $399,589,618 $22,063,730 Depreciation and Amortization 1,981,542 4,610,725 1,694,580 2,393,510 5,993,376 2,703,177 2,987,839 7,943,365 22,186,511 1,263,554 Other Operating Expenses 16,409,661 51,740,825 20,382,093 25,145,169 62,751,579 29,972,252 29,544,524 104,305,004 343,161,555 17,871,152 Electric Operating Margin $1,387,015 $4,695,745 $1,355,705 $2,293,398 $4,837,719 $4,179,413 $3,256,508 $8,028,548 $34,241,552 $2,929,024 Other Income 396,674 1,420,160 181,261 762,113 3,362,998 255,892 950,836 1,914,045 4,639,601 511,447 Gross Operating Margin $1,783,689 $6,115,905 $1,536,966 $3,055,511 $8,200,717 $4,435,305 $4,207,344 $9,942,593 $38,881,153 $3,440,471 Interest on Long-term Debt 974,539 2,576,283 217,650 1,454,874 3,267,113 1,064,662 1,468,661 3,748,871 9,650,691 808,040 Other Deductions 60,262 133,152 2,171 4,220 201,671 3,658 28,989 221,212 10,167 754,717 Net Margins $748,888 $3,406,470 $1,317,145 $1,596,417 $4,731,933 $3,366,985 $2,709,694 $5,972,510 $29,220,295 $1,877,714 2020 Operating Revenue & Patronage Capital $19,115,055 $63,225,498 $23,502,832 $28,220,014 $72,715,598 $36,022,090 $35,745,920 $112,555,347 $375,079,465 $22,172,487 Depreciation and Amortization 1,928,036 4,445,748 1,645,054 2,327,698 5,827,368 2,624,468 3,140,910 7,599,074 21,248,227 1,218,823 Other Operating Expenses 15,347,508 50,557,965 18,990,444 23,480,794 61,025,117 30,294,946 29,010,121 98,049,397 331,810,023 17,486,856 Electric Operating Margin $1,839,511 $8,221,785 $2,867,334 $2,411,522 $5,863,113 $3,102,676 $3,594,889 $6,906,876 $22,021,215 $3,466,808 Other Income 427,240 404,234 637,953 755,029 1,411,222 1,763,099 1,011,452 2,575,692 6,278,841 541,292 Gross Operating Margin $2,266,751 $8,626,019 $3,505,287 $3,166,551 $7,274,335 $4,865,775 $4,606,341 $9,482,568 $28,300,056 $4,008,100 Interest on Long-term Debt 999,219 2,550,544 633,152 1,584,300 3,278,307 1,247,064 1,641,929 4,160,602 10,232,977 795,319 Other Deductions 41,955 220,822 4,321 9,222 187,059 - 10,973 93,192 288,829 750,000 Net Margins $1,225,577 $5,854,653 $2,867,814 $1,573,029 $3,808,969 $3,618,711 $2,953,439 $5,228,774 $17,778,250 $2,462,781 Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2022 Operating Revenue & Patronage Capital $261,499,170 $53,748,494 $53,016,834 $35,705,405 $56,266,746 $17,963,752 $376,778,069 $47,019,852 $5,042,843,838 Depreciation and Amortization 12,058,802 3,735,601 4,306,282 2,758,576 4,476,631 1,001,687 16,611,632 3,024,595 325,319,753 Other Operating Expenses 244,398,779 48,021,609 44,611,163 32,016,025 45,479,975 17,019,068 354,043,262 42,007,891 4,468,744,445 Electric Operating Margin $5,041,589 $1,991,284 $4,099,389 $930,804 $6,310,140 ($57,033) $6,123,175 $1,987,366 $248,779,640 Other Income 3,053,358 1,164,815 1,337,128 4,366,873 (1,179,390) 494,893 7,562,039 802,631 204,027,243 Gross Operating Margin $8,094,947 $3,156,099 $5,436,517 $5,297,677 $5,130,750 $437,890 $13,685,214 $2,789,997 $452,806,883 Interest on Long-term Debt 4,114,436 1,963,478 1,934,407 1,707,284 3,308,605 280,326 5,403,917 1,728,508 146,357,607 Other Deductions 42,420 500 215,812 34,847 30,893 16,092 300,869 - 7,593,900 Net Margins $3,938,091 $1,192,121 $3,286,298 $3,555,546 $1,791,252 $141,472 $7,980,428 $1,061,489 $298,855,376 2021 Operating Revenue & Patronage Capital $210,137,699 $45,199,127 $47,821,664 $31,965,809 $48,411,586 $15,073,652 $337,549,051 $39,341,139 $4,446,949,405 Depreciation and Amortization 11,485,998 3,416,694 4,096,515 2,574,808 4,227,537 973,761 16,038,068 2,890,972 308,987,082 Other Operating Expenses 192,550,408 39,254,335 40,080,734 27,049,533 36,765,257 13,199,446 314,341,252 34,925,135 3,858,392,471 Electric Operating Margin $6,101,293 $2,528,098 $3,644,415 $2,341,468 $7,418,792 $900,445 $7,169,731 $1,525,032 $279,569,852 Other Income 2,781,657 435,299 1,305,154 646,324 (1,327,995) 378,900 7,311,106 852,968 167,494,004 Gross Operating Margin $8,882,950 $2,963,397 $4,949,569 $2,987,792 $6,090,797 $1,279,345 $14,480,837 $2,378,000 $447,063,856 Interest on Long-term Debt 4,035,854 1,575,534 1,976,951 1,699,418 2,441,356 200,098 5,055,913 1,326,124 137,243,757 Other Deductions 55,164 - 72,330 22,402 19,097 25,101 167,237 - 4,623,827 Net Margins $4,791,932 $1,387,863 $2,900,288 $1,265,972 $3,630,344 $1,054,146 $9,257,687 $1,051,876 $305,196,272 2020 Operating Revenue & Patronage Capital $189,213,010 $42,920,892 $47,395,279 $33,121,519 $46,442,261 $15,087,745 $315,352,744 $36,513,765 $4,283,682,996 Depreciation and Amortization 11,169,486 3,239,695 3,894,093 2,479,809 4,205,901 927,658 15,337,295 2,796,474 299,001,745 Other Operating Expenses 172,389,703 34,770,610 39,763,305 27,594,193 33,783,127 12,338,146 285,828,457 31,714,799 3,686,417,741 Electric Operating Margin $5,653,821 $4,910,587 $3,737,881 $3,047,517 $8,453,233 $1,821,941 $14,186,992 $2,002,492 $298,263,510 Other Income 2,865,107 744,329 1,416,183 3,493,798 399,436 596,144 8,530,778 930,382 137,466,941 Gross Operating Margin $8,518,928 $5,654,916 $5,154,064 $6,541,315 $8,852,669 $2,418,084 $22,717,770 $2,932,874 $435,730,450 Interest on Long-term Debt 4,021,840 1,553,183 2,037,597 1,499,839 2,591,675 456,144 5,036,792 1,247,343 146,082,640 Other Deductions 117,697 - 30,652 321,709 23,574 18,183 159,366 - 4,175,165 Net Margins $4,379,391 $4,101,733 $3,085,815 $4,719,767 $6,237,420 $1,943,757 $17,521,612 $1,685,531 $285,472,645

FINANCIAL AND STATISTICAL INFORMATION FOR THE 38 MEMBERS OF OGLETHORPE POWER CORPORATION Table 6 CONDENSED BALANCE SHEET INFORMATION OF EACH MEMBER (as of December 31) Central Coweta- Altamaha Amicalola Canoochee Carroll Georgia Coastal Cobb Colquitt Fayette Diverse 2022 ASSETS Total Utility Plant (1) $168,772,625 $265,816,628 $176,399,666 $343,948,470 $357,636,123 $150,257,207 $1,041,956,909 $364,339,508 $436,286,157 $295,205,313 Depreciation 45,590,296 93,694,979 52,501,813 98,762,539 62,555,311 35,854,378 313,174,767 122,293,338 147,135,853 102,377,286 Net Plant 123,182,329 172,121,649 123,897,853 245,185,931 295,080,812 114,402,829 728,782,142 242,046,170 289,150,304 192,828,027 Other Assets 63,027,533 54,319,547 39,883,474 51,273,826 99,005,741 37,676,689 444,680,410 101,422,886 145,277,399 45,763,159 Total Assets $186,209,862 $226,441,196 $163,781,327 $296,459,757 $394,086,553 $152,079,518 $1,173,462,552 $343,469,056 $434,427,703 $238,591,186 EQUITY & LIABILITIES Equity $89,677,082 $79,540,486 $69,468,144 $129,450,710 $101,002,281 $56,906,155 $672,469,164 $158,564,105 $189,909,719 $78,954,344 Long-term Debt 72,129,136 92,615,584 63,152,367 134,344,474 188,701,235 76,300,457 372,804,266 136,302,038 183,043,939 132,506,991 Other Liabilities 24,403,644 54,285,126 31,160,816 32,664,573 104,383,037 18,872,906 128,189,122 48,602,913 61,474,045 27,129,851 Total Equity and Liabilities $186,209,862 $226,441,196 $163,781,327 $296,459,757 $394,086,553 $152,079,518 $1,173,462,552 $343,469,056 $434,427,703 $238,591,186 2021 ASSETS Total Utility Plant (1) $148,212,395 $248,279,704 $167,770,781 $323,477,065 $299,153,030 $139,598,636 $986,191,276 $348,252,644 $412,001,682 $277,454,236 Depreciation 41,492,247 91,580,020 51,011,068 92,656,196 63,970,166 33,038,615 289,295,844 113,503,594 139,128,837 97,051,275 Net Plant 106,720,148 156,699,684 116,759,713 230,820,869 235,182,864 106,560,021 696,895,432 234,749,050 272,872,845 180,402,961 Other Assets 54,374,114 45,149,102 36,765,842 51,121,057 80,874,821 34,173,642 400,931,599 78,975,883 144,042,838 35,837,680 Total Assets $161,094,262 $201,848,786 $153,525,555 $281,941,926 $316,057,685 $140,733,663 $1,097,827,031 $313,724,933 $416,915,683 $216,240,641 EQUITY & LIABILITIES Equity $88,011,983 $81,097,276 $70,845,186 $126,840,419 $97,786,250 $56,355,574 $564,357,405 $138,898,489 $188,198,511 $72,104,987 Long-term Debt 55,417,383 73,989,675 54,767,552 124,144,796 151,173,121 68,572,500 382,090,190 122,847,254 136,365,969 119,310,020 Other Liabilities 17,664,896 46,761,835 27,912,817 30,956,711 67,098,314 15,805,589 151,379,436 51,979,190 92,351,203 24,825,634 Total Equity and Liabilities $161,094,262 $201,848,786 $153,525,555 $281,941,926 $316,057,685 $140,733,663 $1,097,827,031 $313,724,933 $416,915,683 $216,240,641 2020 ASSETS Total Utility Plant (1) $138,532,955 $235,984,228 $158,856,105 $309,846,692 $277,043,422 $130,715,506 $963,434,008 $328,905,467 $393,509,331 $264,849,924 Depreciation 38,283,109 87,855,607 47,704,130 87,890,521 60,656,156 30,410,041 280,856,941 104,103,479 132,504,549 91,278,147 Net Plant 100,249,846 148,128,621 111,151,975 221,956,171 216,387,266 100,305,465 682,577,067 224,801,988 261,004,782 173,571,777 Other Assets 57,582,711 33,633,543 35,053,348 55,148,976 75,437,215 31,965,660 405,725,071 74,352,452 136,778,788 39,780,692 Total Assets $157,832,557 $181,762,164 $146,205,323 $277,105,147 $291,824,481 $132,271,125 $1,088,302,138 $299,154,440 $397,783,570 $213,352,469 EQUITY & LIABILITIES Equity $85,162,297 $80,527,546 $69,053,287 $121,592,108 $93,634,641 $52,069,969 $441,992,625 $135,651,822 $181,336,925 $71,203,383 Long-term Debt 57,362,139 55,618,915 47,478,788 118,832,418 151,143,494 65,753,527 405,717,261 120,451,024 141,670,939 115,869,053 Other Liabilities 15,308,121 45,615,703 29,673,248 36,680,621 47,046,346 14,447,629 240,592,252 43,051,594 74,775,706 26,280,033 Total Equity and Liabilities $157,832,557 $181,762,164 $146,205,323 $277,105,147 $291,824,481 $132,271,125 $1,088,302,138 $299,154,440 $397,783,570 $213,352,469 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Little Excelsior Flint Grady GreyStone Habersham Hart Irwin Jackson Jefferson Ocmulgee 2022 ASSETS Total Utility Plant (1) $105,467,366 $506,114,203 $126,169,028 $667,441,746 $227,476,773 $206,434,064 $125,298,592 $1,272,588,313 $206,209,210 $75,652,518 Depreciation 28,447,832 189,861,618 29,506,763 151,956,175 89,020,164 68,656,605 44,451,694 416,329,238 53,674,362 21,975,064 Net Plant 77,019,534 316,252,585 96,662,265 515,485,571 138,456,609 137,777,459 80,846,898 856,259,075 152,534,848 53,677,454 Other Assets 48,161,873 123,348,356 45,730,443 123,057,066 50,492,567 105,349,320 26,351,823 449,969,252 15,926,673 13,070,461 Total Assets $125,181,407 $439,600,941 $142,392,708 $638,542,637 $188,949,176 $243,126,779 $107,198,721 $1,306,228,327 $168,461,521 $66,747,915 EQUITY & LIABILITIES Equity $65,065,115 $155,629,924 $73,054,253 $299,843,080 $57,638,000 $127,774,024 $30,583,820 $585,850,613 $56,309,533 $26,471,860 Long-term Debt 34,423,410 $208,516,979 44,385,723 241,889,470 88,370,944 66,127,089 66,770,116 525,480,781 79,513,478 28,643,606 Other Liabilities 25,692,882 75,454,038 24,952,732 96,810,087 42,940,232 49,225,666 9,844,785 194,896,933 32,638,510 11,632,449 Total Equity and Liabilities $125,181,407 $439,600,941 $142,392,708 $638,542,637 $188,949,176 $243,126,779 $107,198,721 $1,306,228,327 $168,461,521 $66,747,915 2021 ASSETS Total Utility Plant (1) $98,185,339 $484,095,363 $121,118,711 $636,053,981 $204,630,282 $198,139,595 $110,147,432 $1,210,339,737 $199,293,533 $73,095,734 Depreciation 26,278,401 178,957,775 28,035,372 136,713,423 84,318,490 65,284,825 41,351,890 392,615,368 50,267,110 20,998,145 Net Plant 71,906,938 305,137,588 93,083,339 499,340,558 120,311,792 132,854,770 68,795,542 817,724,369 149,026,423 52,097,589 Other Assets 47,454,331 90,454,412 40,250,932 108,986,359 43,497,406 95,223,719 19,716,521 406,578,826 13,676,313 10,998,586 Total Assets $119,361,269 $395,592,000 $133,334,271 $608,326,917 $163,809,198 $228,078,489 $88,512,063 $1,224,303,195 $162,702,736 $63,096,175 EQUITY & LIABILITIES Equity $63,065,805 $151,710,954 $63,584,914 $295,596,622 $58,905,871 $113,647,701 $32,828,981 $562,158,310 $56,012,112 $25,706,482 Long-term Debt 31,698,488 $177,017,584 46,536,649 244,360,499 69,470,232 61,552,043 48,592,967 494,774,274 75,161,178 28,615,765 Other Liabilities 24,596,976 66,863,462 23,212,708 68,369,796 35,433,095 52,878,745 7,090,115 167,370,611 31,529,446 8,773,928 Total Equity and Liabilities $119,361,269 $395,592,000 $133,334,271 $608,326,917 $163,809,198 $228,078,489 $88,512,063 $1,224,303,195 $162,702,736 $63,096,175 2020 ASSETS Total Utility Plant (1) $93,665,370 $469,771,547 $117,401,828 $548,055,935 $187,440,225 $196,148,469 $106,019,106 $1,162,810,520 $193,108,618 $70,575,935 Depreciation 24,734,629 167,767,317 26,799,294 141,141,148 78,212,543 67,267,555 38,535,828 376,100,834 49,046,643 19,477,785 Net Plant 68,930,741 302,004,230 90,602,534 406,914,787 109,227,682 128,880,914 67,483,278 786,709,686 144,061,975 51,098,150 Other Assets 43,609,431 87,151,121 40,575,406 174,626,292 42,839,493 99,138,479 19,987,780 394,000,537 11,019,098 11,711,339 Total Assets $112,540,172 $389,155,351 $131,177,940 $581,541,079 $152,067,175 $228,019,393 $87,471,058 $1,180,710,223 $155,081,073 $62,809,489 EQUITY & LIABILITIES Equity $61,304,783 $153,307,365 $59,922,794 $274,845,366 $57,299,760 $108,138,271 $30,973,538 $544,485,013 $51,930,913 $24,908,813 Long-term Debt 28,145,494 $170,943,337 48,870,450 239,492,556 53,572,859 68,363,797 48,075,456 467,348,067 72,483,244 26,516,847 Other Liabilities 23,089,895 64,904,649 22,384,696 67,203,157 41,194,556 51,517,325 8,422,064 168,877,143 30,666,916 11,383,829 Total Equity and Liabilities $112,540,172 $389,155,351 $131,177,940 $581,541,079 $152,067,175 $228,019,393 $87,471,058 $1,180,710,223 $155,081,073 $62,809,489 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Middle Slash Georgia Mitchell Ocmulgee Oconee Okefenoke Planters Rayle Satilla Sawnee Pine 2022 ASSETS Total Utility Plant (1) $81,350,448 193,375,419 $71,746,494 $89,026,945 $224,650,439 $93,726,622 $118,907,708 $295,606,356 $784,334,597 $53,733,210 Depreciation 15,930,213 42,446,838 24,998,650 28,374,036 74,860,769 26,891,011 38,816,722 55,681,743 136,296,312 11,258,332 Net Plant 65,420,235 150,928,581 46,747,844 60,652,909 149,789,670 66,835,611 80,090,986 239,924,613 648,038,285 42,474,878 Other Assets 19,680,875 46,770,846 17,910,618 24,759,254 45,178,468 44,625,955 25,864,529 109,829,025 291,893,284 19,798,013 Total Assets $85,101,110 $197,699,427 $64,658,462 $85,412,163 $194,968,138 $111,461,566 $105,955,515 $349,753,638 $939,931,569 $62,272,891 EQUITY & LIABILITIES Equity $26,301,713 $93,797,835 $42,721,165 $34,623,486 $68,410,112 $51,826,641 $43,360,201 $135,789,886 $312,328,666 $26,092,195 Long-term Debt 39,015,553 69,090,794 13,189,535 29,107,488 103,720,395 41,129,527 50,212,262 159,084,180 372,445,557 26,296,296 Other Liabilities 19,783,844 34,810,798 8,747,762 21,681,189 22,837,631 18,505,398 12,383,052 54,879,572 255,157,346 9,884,400 Total Equity and Liabilities $85,101,110 $197,699,427 $64,658,462 $85,412,163 $194,968,138 $111,461,566 $105,955,515 $349,753,638 $939,931,569 $62,272,891 2021 ASSETS Total Utility Plant (1) $63,783,298 185,640,808 $66,367,916 $85,800,828 $212,313,316 $89,236,765 $113,606,593 $252,484,233 $729,046,717 $50,298,782 Depreciation 16,217,688 39,584,048 24,304,725 26,710,055 73,021,959 25,343,124 37,260,688 55,770,533 133,207,655 10,848,915 Net Plant 47,565,610 146,056,760 42,063,191 59,090,773 139,291,357 63,893,641 76,345,905 196,713,700 595,839,062 39,449,867 Other Assets 13,128,225 41,893,075 16,688,950 23,284,212 39,950,610 42,064,042 21,736,146 72,002,922 285,933,651 19,899,391 Total Assets $60,693,835 $187,949,835 $58,752,141 $82,374,985 $179,241,967 $105,957,683 $98,082,051 $268,716,622 $881,772,713 $59,349,258 EQUITY & LIABILITIES Equity $25,681,857 $90,406,827 $42,168,013 $35,228,785 $66,847,802 $50,452,156 $39,890,214 $120,365,729 $290,418,850 $26,293,796 Long-term Debt 29,403,489 63,300,052 8,660,317 31,075,142 92,916,236 36,040,267 46,138,121 99,484,591 332,440,853 24,574,337 Other Liabilities 5,608,489 34,242,956 7,923,811 16,071,058 19,477,929 19,465,260 12,053,716 48,866,302 258,913,010 8,481,125 Total Equity and Liabilities $60,693,835 $187,949,835 $58,752,141 $82,374,985 $179,241,967 $105,957,683 $98,082,051 $268,716,622 $881,772,713 $59,349,258 2020 ASSETS Total Utility Plant (1) $60,813,881 178,608,729 $64,091,391 $83,488,534 $206,677,684 $86,758,958 $108,932,219 $238,822,302 $699,592,798 $47,402,601 Depreciation 14,860,335 36,124,366 23,040,987 24,943,927 70,114,514 24,179,816 36,341,783 52,539,354 132,589,958 10,716,104 Net Plant 45,953,546 142,484,363 41,050,404 58,544,607 136,563,170 62,579,142 72,590,436 186,282,948 567,002,840 36,686,497 Other Assets 11,939,623 40,073,287 17,179,863 22,887,001 36,386,645 38,304,827 22,923,557 63,351,564 265,529,457 15,476,552 Total Assets $57,893,169 $182,557,650 $58,230,267 $81,431,608 $172,949,815 $100,883,969 $95,513,993 $249,634,512 $832,532,297 $52,163,049 EQUITY & LIABILITIES Equity $25,029,338 $88,440,279 $39,415,544 $33,940,146 $63,460,716 $48,729,156 $37,298,168 $118,730,227 $269,552,162 $24,861,707 Long-term Debt 27,289,601 56,912,500 9,113,782 33,100,027 82,429,785 34,277,086 45,403,795 84,842,195 319,927,545 19,720,923 Other Liabilities 5,574,230 37,204,871 9,700,941 14,391,435 27,059,314 17,877,727 12,812,030 46,062,090 243,052,590 7,580,419 Total Equity and Liabilities $57,893,169 $182,557,650 $58,230,267 $81,431,608 $172,949,815 $100,883,969 $95,513,993 $249,634,512 $832,532,297 $52,163,049 Footnotes: (1) Including construction work in progress.

Table 6 (Continued) Snapping Southern Three Tri- MEMBER Shoals Rivers Sumter Notch County Upson Walton Washington TOTAL 2022 ASSETS Total Utility Plant (1) $349,192,776 $145,748,290 $150,290,327 $99,116,524 $175,645,900 $33,468,079 $531,241,510 $120,005,874 $10,730,637,937 Depreciation 152,112,096 32,962,735 37,622,838 32,975,555 34,735,450 14,171,795 212,521,461 37,837,019 3,178,313,650 Net Plant 197,080,680 112,785,555 112,667,489 66,140,969 140,910,450 19,296,284 318,720,049 82,168,855 7,552,324,287 Other Assets 110,425,816 33,000,188 39,657,862 37,442,287 21,967,870 19,481,723 258,126,580 37,055,119 3,287,256,810 Total Assets $307,506,496 $145,785,743 $152,325,351 $103,583,256 $162,878,320 $38,778,007 $576,846,629 $119,223,974 $10,839,581,097 EQUITY & LIABILITIES Equity $101,571,758 $47,608,781 $73,594,774 $50,594,632 $46,339,256 $25,494,587 $234,920,020 $47,562,926 $4,567,101,046 Long-term Debt 95,873,587 75,519,784 57,865,582 45,797,023 97,072,357 8,583,665 149,405,562 60,844,094 4,330,275,324 Other Liabilities 110,061,151 22,657,178 20,864,995 7,191,601 19,466,707 4,699,755 192,521,047 10,816,954 1,942,204,727 Total Equity and Liabilities $307,506,496 $145,785,743 $152,325,351 $103,583,256 $162,878,320 $38,778,007 $576,846,629 $119,223,974 $10,839,581,097 2021 ASSETS Total Utility Plant (1) $331,579,681 $114,541,647 $142,001,583 $95,284,016 $148,577,527 $32,536,138 $506,594,363 $100,680,327 $10,005,865,694 Depreciation 142,435,632 31,316,095 35,812,629 30,571,811 32,063,729 13,306,492 201,135,009 36,823,381 3,003,282,829 Net Plant 189,144,049 83,225,552 106,188,954 64,712,205 116,513,798 19,229,646 305,459,354 63,856,946 7,002,582,865 Other Assets 108,794,642 46,625,749 40,533,418 29,144,645 18,102,018 18,915,651 221,942,978 33,894,396 2,933,618,704 Total Assets $297,938,691 $129,851,301 $146,722,372 $93,856,850 $134,615,816 $38,145,297 $527,402,332 $97,751,342 $9,936,201,569 EQUITY & LIABILITIES Equity $97,164,114 $46,499,532 $70,982,902 $47,124,930 $44,658,405 $26,009,349 $221,387,486 $47,544,977 $4,296,839,556 Long-term Debt 91,663,182 64,732,812 59,839,283 40,320,152 77,445,465 8,657,065 132,318,295 41,475,552 3,846,943,350 Other Liabilities 109,111,395 18,618,957 15,900,187 6,411,768 12,511,946 3,478,883 173,696,551 8,730,813 1,792,418,663 Total Equity and Liabilities $297,938,691 $129,851,301 $146,722,372 $93,856,850 $134,615,816 $38,145,297 $527,402,332 $97,751,342 $9,936,201,569 2020 ASSETS Total Utility Plant (1) $318,287,714 $105,762,547 $136,401,073 $93,167,777 $136,024,055 $31,295,247 $485,937,949 $94,852,524 $9,523,593,174 Depreciation 135,357,688 30,604,592 33,733,177 30,030,233 29,721,328 12,453,573 191,050,581 34,604,970 2,873,633,542 Net Plant 182,930,026 75,157,955 102,667,896 63,137,544 106,302,727 18,841,674 294,887,368 60,247,554 6,649,959,632 Other Assets 111,876,461 36,521,552 41,066,903 31,398,384 9,399,341 19,392,330 272,351,372 31,038,692 2,957,214,843 Total Assets $294,806,487 $111,679,507 $143,734,799 $94,535,928 $115,702,068 $38,234,004 $567,238,740 $91,286,246 $9,607,174,475 EQUITY & LIABILITIES Equity $98,295,279 $46,723,586 $68,842,206 $46,129,270 $42,199,485 $25,873,313 $203,486,507 $47,430,142 $4,027,778,450 Long-term Debt 86,767,433 49,182,412 58,386,388 42,367,866 65,136,651 8,499,489 138,911,083 37,057,201 3,703,035,427 Other Liabilities 109,743,775 15,773,509 16,506,205 6,038,792 8,365,932 3,861,202 224,841,150 6,798,903 1,876,360,598 Total Equity and Liabilities $294,806,487 $111,679,507 $143,734,799 $94,535,928 $115,702,068 $38,234,004 $567,238,740 $91,286,246 $9,607,174,475 Footnotes: (1) Including construction work in progress.